Note 16 - Income Taxes (Detail) - Income Tax Provision (Benefit)	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011
Statutory federal rate	(35.00%)	(35.00%)
State income taxes net of federal income tax benefit	(5.20%)	(5.20%)
Permanent differences for tax purposes	22.90%	19.40%
Change in valuation allowance	17.30%	20.80%
	0.00%	0.00%